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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   May 3, 2001

                           ELECTRIC FUEL CORPORATION
            (Exact name of registrant as specified in its charter)

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
   Delaware                               0-23336                       95-4302784
(State or other jurisdiction            (Commission                    (IRS Employer
     of incorporation)                  File Number)                Identification No.)

632 Broadway, Suite 301, New York, New  York                              10012
(Address of Principal Executive Offices)                                (Zip Code)

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Registrant's telephone number, including area  code: (212) 529-9200


          120 Wood Avenue Suite, Suite 300, Iselin, New Jersey 08830 (Former name or former address, if changed since last report)
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                              Page 1 of 14 Pages
                        Exhibit Index appears on Page 4
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Item 5.    Other Events

     In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-59346), which Registration Statement was declared effective by the Commission on May 2, 2001, and which Registration Statement contains our prospectus dated May 2, 2001, as supplemented by our prospectus supplement dated May 3, 2001, we are filing the Form of Common Stock Warrant as Exhibit 4.2 to the Registration Statement and the opinion of Harris Beach LLP as Exhibit 5.1 to the Registration Statement.

     The Form of Common Stock Warrant filed herewith, is the warrant referred to in our prospectus supplement dated May 3, 2001 and, as stated in that supplement is being filed under cover of this Form 8-K. The opinion of Harris Beach LLP filed herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated May 3, 2001.

Item 7.    Financial Statements, Pro Forma Financial Information and

     Exhibits

     (c) Exhibits.

     4.2  Form of Common Stock Purchase Warrant

     5.1  Opinion of Harris Beach LLP

     23.3 Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)

                                    Page 2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ELECTRIC FUEL CORPORATION
                                          (Registrant)

                                    By:  /s/ Yehuda Harats
                                         ---------------------
                                       Name:  Yehuda Harats
                                       Title:  President and
                                       Chief Executive Officer

Dated: May 4, 2001

                                    Page 3
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                                 EXHIBIT INDEX


     The following exhibits are filed with the Current Report on Form 8-K.



  Exhibit No.               Description              Sequential Page
                                                         Number
     4.2             Form of Common Stock Purchase
                     Warrant                                5

     5.1             Opinion of Harris Beach LLP           13

     23.3            Consent of Harris Beach LLP
                     (contained in the opinion filed
                     as Exhibit 5.1)